                                                                       EXHIBIT 1


            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FORBEARANCE Agreement (this "AGREEMENT"), dated as of February 26, 2002, is by and among NATG HOLDINGS, LLC, a Delaware limited liability company ("NATG" or the "BORROWER"), ORIUS CORP., a Florida corporation ("HOLDINGS"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (collectively, the "LENDERS," and each individually, a "LENDER"), and Bankers Trust Company, as administrative agent (the "AGENT") for the Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 5, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations;

         WHEREAS, the Borrower has informed Agent and the Lenders that the Unmatured Events of Default and Events of Default described on SCHEDULE I attached hereto have occurred and/or will occur under the Credit Agreement (collectively, the "DISCLOSED DEFAULTS" and, individually, each a "DISCLOSED DEFAULT"); and

         WHEREAS, the Credit Parties have requested that the Lenders forbear from exercising their rights under the Credit Agreement and the other Loan Documents with respect to the Disclosed Defaults and the Lenders have agreed to such request subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

                  (a) SECTION 1.1 of the Credit Agreement is amended by amending and restating the following definition in its entirety as follows

                  "TRIGGER DATE" means the earliest to occur of (i) the date on which any Unmatured Event of Default or Event of Default (but excluding any Disclosed Defaults during the Forbearance Period, as such terms are defined in the Sixth Amendment to

                  Amended and Restated Credit Agreement and Forbearance Agreement dated as of February __, 2002 among Holdings, Borrower, Agent and the Lenders) occurs after the Fourth Amendment Effective Date, (ii) the date on which the Total Available Revolving Commitment (after giving effect to any Loans or Letters of Credit requested to be made or issued on such date) is less than $19,000,000 and (iii) the date on which any Working Capital Loan made on or after the Fourth Amendment Effective Date (excluding any such Working Capital Loan that is made if, immediately after giving effect to the funding thereof, the Total Available Revolving Commitment is equal to or greater than $22,000,000) has remained outstanding in whole or in part for fifteen (15) Business Days.

                  (b) SECTION 2.9(A)(I) of the Credit Agreement is amended by deleting the first sentence of such Section and replacing it with the following:

                  Subject to and upon the terms and conditions herein set forth and such other conditions as are applicable to its customers generally, BT agrees to issue, or cause one of its Affiliates (including without limitation Deutsche Bank AG, New York Branch), to issue in its own name (in such capacity, "FACING AGENT"), but for the ratable benefit of all Revolving Lenders (including the Facing Agent) at any time and from time to time on or after the Initial Borrowing Date and prior to the 30th day preceding the Revolver Termination Date, one or more Letters of Credit, each having a Stated Amount in Dollars and each being issued at sight, for the account of Borrower in an aggregate undrawn amount at any one time outstanding that together with the aggregate Stated Amount of other Letters of Credit then outstanding, does not exceed $30,000,000; PROVIDED, HOWEVER, that Facing Agent shall not be obligated to issue any Letter of Credit if the aggregate LC Obligations at such time would exceed $15,000,000, unless Borrower delivers cash in an amount equal to such excess to Facing Agent to be held by and deposited in an account in the name of Facing Agent as cash collateral for the payment and performance of all LC Obligations (it being acknowledged and agreed that Borrower shall not be required to deliver cash collateral to the extent the aggregate amount of cash collateral then held by the Facing Agent is at least equal to the amount of LC Obligations in excess of $15,000,000 at such time). Facing Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Monies in such account shall automatically be applied by Facing Agent to reimburse Facing Agent for LC Obligations for which Facing Agent has not been reimbursed, and any remaining amounts will either (1) be held for the satisfaction of the LC Obligations of Borrower at such time or (2) if the maturity of the Loans has been accelerated, be applied to satisfy all LC Obligations. In no event shall Facing Agent issue or extend the expiration of any Letter of Credit if, immediately after giving effect to such issuance or extension, (A) the aggregate LC Obligations at such time would exceed $30,000,000, (B) the

                  Available Revolving Commitment of any Revolving Lender would be less than zero or (C) the outstanding Working Capital Loans of all Revolving Lenders, when added to the then outstanding Swing Line Loans and the aggregate LC Obligations, would exceed the Working Capital Sublimit.

         3. FORBEARANCE. (a) During the Forbearance Period (as defined below), the Agent, the Collateral Agent, the Facing Agent and the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Disclosed Defaults other than delivery of a Payment Blockage Notice, as defined in and pursuant to the terms and conditions of, the Senior Subordinated Note Indenture, and the enforcement of any rights with respect to such Payment Blockage Notice and any other actions reasonably related to the enforcement of such rights. For purposes of this Agreement, "FORBEARANCE PERIOD" means the period commencing on the Effective Date and terminating on the earlier of (i) March 31, 2002; (ii) the occurrence of an Additional Default (as defined below) under the Credit Agreement; (iii) any payment is made by Borrower or any Credit Party under or in respect to the Senior Subordinated Note Indenture, the Senior Subordinated Notes, or any other Senior Subordinated Document, or the Trustee or any Holder (as such terms are defined in the Senior Subordinated Note Indenture) exercises any rights or remedies under the Senior Subordinated Documents or under applicable law; (iv) notification by Agent to Borrower in writing that the Required Lenders have elected to terminate the Forbearance Period following an acceleration of the indebtedness evidenced by the Senior Subordinated Documents; (v) any representation or warranty made by any of the Credit Parties under this Agreement or any agreement, instrument or other document executed or delivered by any of the Credit Parties in connection with this Agreement is incorrect or misleading in any material respect when made or deemed made; and (vi) the occurrence of (or the Lenders' awareness of any facts or conditions previously unknown with respect to) any adverse change which has, or is reasonably likely to have, a material adverse effect on (A) the business, financial condition, assets, liabilities, prospects or results of operations of Holdings and its Subsidiaries taken as a whole, (B) the ability of any Credit Party to perform its respective obligations under any Loan Document to which it is a party, or
(C) the validity or enforceability (other than in accordance with its terms) of the Credit Agreement or any of the Loan Documents or the rights or remedies of Agent, the Collateral Agent, the Facing Agent and the Lenders thereunder. The forbearance provisions set forth in this SECTION 3(A) shall, as of the Effective Date, supersede in their entirety the forbearance provisions set forth in
Section 3(a) of the Fifth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of January 15, 2002 among Holdings, Borrower, Agent and the Lenders.

                  (b) Upon the termination of the Forbearance Period as provided above, the Agent, the Lenders, the Collateral Agent and the Facing Agent shall be fully entitled to exercise any rights or remedies they may have under the Credit Agreement, the Loan Documents or applicable law. Nothing herein shall limit or restrict in any way the rights and remedies of the Agent, any Lender, the Collateral Agent or the Facing Agent with respect to any Unmatured Event of Default or Event of Default other than a Disclosed Default (collectively, the "ADDITIONAL DEFAULTS" and, individually, each an "ADDITIONAL DEFAULT").

                  (c) Provided that no Additional Default has occurred, the Agent, the Lenders and the Facing Agent hereby acknowledge that during the Forbearance Period the Revolving Lenders shall continue to make Revolving Loans that are Base Rate Loans and the Facing Agent shall continue to issue Letters of Credit under, and pursuant to the terms and conditions of, the Credit Agreement notwithstanding the existence of the Disclosed Defaults and the inability to satisfy the conditions precedent set forth in SECTION 5.2 of the Credit Agreement due solely to the Disclosed Defaults (it being understood that the existence of the Disclosed Defaults may be excepted from any Notice of Borrowing or Letter of Credit Request).

                  (d) THE BORROWER AND HOLDINGS EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN THIS SECTION 3 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION OF THE FORBEARANCE PERIOD, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE AGENT, THE LENDERS, THE COLLATERAL AGENT AND THE FACING AGENT WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF HOLDINGS, THE BORROWER AND THEIR RESPECTIVE SUBSIDIARIES. THE BORROWER AND HOLDINGS UNDERSTAND THAT THE AGENT AND THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 3 AND WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE BORROWER'S AND HOLDINGS' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 3.

         4. NO WAIVER. Nothing in this Agreement shall in any way be deemed to be (i) a waiver of any Unmatured Event of Default or Event of Default, including a Disclosed Default, or (ii) an agreement to forbear from exercising any rights or remedies with respect to any Unmatured Event of Default or Event of Default except as specifically set forth in SECTION 3 hereof.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Agreement, each of the Borrower and Holdings hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

                  (a) Each of the Borrower and Holdings has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

                  (b) This Agreement constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                  (c) Except for any representation or warranty relating to any Disclosed Default, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                  (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Agreement do not and will not violate its Articles or Certificate of Incorporation, By-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

                  (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower, Holdings or any other Credit Party of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

                  (f) Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default exists under the Credit Agreement.

         6. CONDITIONS TO EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as on the date (the "EFFECTIVE DATE") each of the following conditions precedent is satisfied:

                  (a) EXECUTION AND DELIVERY OF AMENDMENT. The Borrower, Holdings, the Agent and the Required Lenders shall have executed and delivered this Agreement.

                  (b) EXECUTION AND DELIVERY OF LOAN DOCUMENTS. The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and its counsel:

                  (1) a certificate of an officer of Holdings and the Borrower in the form of EXHIBIT A attached hereto, duly executed and delivered by Holdings and the Borrower; and

                  (2) a Reaffirmation of Guaranty in the form of EXHIBIT B attached hereto, duly executed and delivered by Holdings and the Subsidiary Guarantors.

                  (c) NO DEFAULTS. Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

                  (d) REPRESENTATIONS AND WARRANTIES. Except for any representation or warranty relating to any Disclosed Default, after giving effect to this Agreement, the representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

                  (e) FEES. Borrower shall have paid all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn and the costs, fees and expenses referred to in SECTION 9(A) hereof and SECTION 12.4 of the Credit Agreement) of the Agent.

                  (f) OTHER MATTERS. Agent shall have received such other instruments and documents as Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         7. MISCELLANEOUS. The parties hereto hereby further agree as follows:

                  (a) COSTS, EXPENSES AND TAXES. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

                  (b) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

                  (c) HEADINGS. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  (d) INTEGRATION. This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                  (e) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

                  (f) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, Holdings, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, Holdings, the Agent and the Lenders and their respective successors and permitted assigns.

                  (g) AMENDMENT; WAIVER. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower and Holdings acknowledge and agree that this Agreement constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, SECTION 10.1 of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with SECTION 12.1 of the Credit Agreement.

                  (h) TOLLING. Any and all statutes of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that any Lender may have against the Credit Parties or any other persons relating to any Credit Party (collectively, the "FORBEARANCE PERIOD STATUTES OF LIMITATION") will be tolled during the Forbearance Period. The Credit Parties waive any defense they may have against the Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period.

                  (i) RELEASE. Each of the Borrower and Holdings hereby knowingly and voluntarily releases and forever discharges the Agent, the Collateral Agent, the Facing Agent and the Lenders and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Agent, the Collateral Agent, the Facing Agent and each Lender and their direct and indirect owners (collectively, the "RELEASED PARTIES") from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present and whether known or unknown, suspected, or claimed against any Released Party which Holdings, the Borrower or any of their respective Affiliates or Subsidiaries may have as of the date of this Agreement.

                  (j) ACKNOWLEDGMENT REGARDING CASH COLLATERAL. The Borrower, Holdings, the Agent and the Lenders hereby acknowledge and agree that the amount of any cash collateral held by the Collateral Agent or the Facing Agent pursuant to SECTION 2.9(A)(I) of the Credit Agreement shall not constitute Available Cash for purposes of SECTION 5.2(H) of the Credit Agreement.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                ORIUS CORP.


                                By:      /s/ RONALD L. BLAKE
                                     ---------------------------------------
                                Name:         RONALD L. BLAKE
                                      --------------------------------------
                                Title:        PRESIDENT AND CEO
                                       -------------------------------------

                                NATG HOLDINGS, LLC


                                By:      /s/ RONALD L. BLAKE
                                     ---------------------------------------
                                Name:         RONALD L. BLAKE
                                      --------------------------------------
                                Title:        PRESIDENT AND CEO
                                       -------------------------------------







         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                 BANKERS TRUST COMPANY,
                                individually and as Agent


                                By:        /s/ M.A ORLANDO
                                   ----------------------------
                                Name:          MARCO ORLANDO
                                       ------------------------
                                Title:         DIRECTOR
                                       ------------------------








         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                BANK OF AMERICA, N.A.


                                By:       /s/ EILEEN C. HIGGINS
                                   -----------------------------------------
                                Name:        EILEEN C. HIGGINS
                                     ---------------------------------------
                                Title:         PRINCIPAL
                                      --------------------------------------








         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                             FIRST UNION NATIONAL BANK


                                             By:        /s/ ELIZABETH D. MORRIS
                                                --------------------------------
                                             Name:         ELIZABETH D. MORRIS
                                                  ------------------------------
                                             Title:           DIRECTOR
                                                    ----------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                NATIONAL CITY BANK, CLEVELAND


                                By:             /s/ JOHN PLATEK
                                   -----------------------------------------
                                Name:              JOHN PLATEK
                                         -----------------------------------
                                Title:   ASSISTANT VICE PRESIDENT
                                       -------------------------------------









         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                SUNTRUST BANK


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                UNION PLANTERS BANK NA


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                WACHOVIA BANK, N.A.


                                By:      /s/ ELIZABETH D. MORRIS
                                   -----------------------------------------
                                Name:         ELIZABETH D. MORRIS
                                         -----------------------------------
                                Title:        DIRECTOR
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                BNP PARIBAS


                                By:      /s/ STEPHANIE ROGERS
                                   -----------------------------------------
                                Name:         STEPHANIE ROGERS
                                         -----------------------------------
                                Title:        VICE PRESIDENT
                                       -------------------------------------


                                By:      /s/ DUANE P. HELKOWSKI
                                   -----------------------------------------
                                Name:         DUANE P. HELKOWSKI
                                         -----------------------------------
                                Title:        DIRECTOR
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                                     By:  CPF Asset Advisory, LLC, as
                                           Investment Manager

                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                HELLER FINANCIAL, INC.


                                By:      /s/ TIMOTHY DAVITT
                                   -----------------------------------------
                                Name:         TIMOTHY DAVITT
                                         -----------------------------------
                                Title:        SENIOR VICE PRESIDENT
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                VAN KAMPEN PRIME RATE INCOME TRUST


                                     By:  Van Kampen Investment Advisory Corp.


                                By:          /s/ DARVIN D. PIERCE
                                   -----------------------------------------
                                Name:             DARVIN D. PIERCE
                                         -----------------------------------
                                Title:            EXECUTIVE DIRECTOR
                                       -------------------------------------



                                VAN KAMPEN SENIOR FLOATING RATE FUND


                                     By:  Van Kampen Investment Advisory Corp.


                                By:          /s/ DARVIN D. PIERCE
                                   -----------------------------------------
                                Name:             DARVIN D. PIERCE
                                         -----------------------------------
                                Title:            EXECUTIVE DIRECTOR
                                       -------------------------------------



                                VAN KAMPEN SENIOR INCOME TRUST


                                     By:  Van Kampen Investment Advisory Corp.


                                By:          /s/ DARVIN D. PIERCE
                                   -----------------------------------------
                                Name:             DARVIN D. PIERCE
                                         -----------------------------------
                                Title:            EXECUTIVE DIRECTOR
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                PPM SPYGLASS FUNDING TRUST
                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------



                                WINGED FOOT FUNDING TRUST


                                By:      /s/ DIANA L. MUSHILL
                                   -----------------------------------------
                                Name:        DIANA L. MUSHILL
                                         -----------------------------------
                                Title:       AUTHORIZED AGENT
                                       -------------------------------------









         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                FREMONT INVESTMENT & LOAN


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                  LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                  ADVANTAGE FUND


                                     By: Stein Roe & Farnham Incorporated , As
                                         Advisor

                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:         JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:        SR. VP AND PORTFOLIO MGR.
                                         -------------------------------------


                                  SRF TRADING, INC.


                                  By:      /s/ DIANA L. MUSHILL
                                     -----------------------------------------
                                  Name:         DIANA L. MUSHILL
                                           -----------------------------------
                                  Title:        ASST. VICE PRESIDENT
                                         -------------------------------------


                                  STEIN ROE FLOATING RATE LIMITED LIABILITY
                                  COMPANY


                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:        JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:   SENIOR VICE PRESIDENT, STEIN ROE &
                                           -----------------------------------
                                           FARNHAM INCORPORATED AS ADVISOR TO
                                           -----------------------------------
                                           THE STEIN ROE FLOATING RATE LIMITED
                                           -----------------------------------
                                           LIABILITY COMPANY
                                           -----------------------------------


                                  Stein Roe & Farnham Incorporated as Agent for KEYPORT LIFE INSURANCE COMPANY

                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:         JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:        SR. VP AND PORTFOLIO MGR.
                                         -------------------------------------


                                  STEIN ROE & FARNHAM CLO I LTD.


                                     By:  Stein Roe & Farnham Incorporated
                                             as  Portfolio Manager

                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:         JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:        SR. VP AND PORTFOLIO MGR.
                                         -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                  INDOSUEZ CAPITAL FUNDING IV, L.P.

                                       By:  Indosuez Capital as Portfolio
                                            Advisor

                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                CARLYLE HIGH YIELD FUND, L.P.


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------






                                CARLYLE HIGH YIELD PARTNERS II, LTD.


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                MAPLEWOOD (CAYMAN) LIMITED

                                     By:  David L. Babson & Company Inc. under
                                          delegated authority from Massachusetts
                                          Mutual Life Insurance Company as
                                          Investment Manager

                                By:      /s/ STEVEN J. KATZ
                                   -----------------------------------------
                                Name:         STEVEN J. KATZ
                                     ---------------------------------------
                                Title:        SECOND VP & ASSOC. GC
                                       -------------------------------------


                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                     By:  David L. Babson & Company Inc. as
                                          Investment Advisor

                                By:      /s/ STEVEN J. KATZ
                                   -----------------------------------------
                                Name:         STEVEN J. KATZ
                                    ----------------------------------------
                                Title:        SECOND VP & ASSOC. GC
                                       -------------------------------------


                                PERSEUS CDO, I LIMITED


                                By:      /s/ STEVEN J. KATZ
                                   -----------------------------------------
                                Name:         STEVEN J. KATZ
                                    ----------------------------------------
                                Title:        SECOND VP & ASSOC. GC
                                       -------------------------------------


                                SAAR HOLDINGS CDO LIMITED


                                By:      /s/ STEVEN J. KATZ
                                   -----------------------------------------
                                Name:         STEVEN J. KATZ
                                   -----------------------------------------
                                Title:        SECOND VP & ASSOC. GC
                                       -------------------------------------


                                SIMSBURY CLO, LIMITED

                                     By:  David L. Babson & Company Inc. under
                                          delegated authority from Massachusetts
                                          Mutual Life Insurance Company as
                                          Investment Manager

                                By:      /s/ STEVEN J. KATZ
                                   -----------------------------------------
                                Name:         STEVEN J. KATZ
                                    ----------------------------------------
                                Title:        SECOND VP & ASSOC. GC
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                 SUFFIELD CLO LTD


                                 By:      /s/ STEVEN J. KATZ
                                    -----------------------------------------
                                 Name:         STEVEN J. KATZ
                                          -----------------------------------
                                 Title:        SECOND VP & ASSOC. GC
                                        -------------------------------------












         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                  PILGRIM CLO 1999-1 LTD

                                     By:  Pilgrim Investments, Inc., as its
                                          investment manager


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                   AIMCO CDO SERIES 2000-A


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------



                                  ALLSTATE LIFE INSURANCE COMPANY


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                FIRST DOMINION FUNDING II


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------




                                FIRST DOMINION FUNDING III


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                KATONAH I, LTD.


                                By:      /s/ RALPH DELLA ROCCA
                                   -----------------------------------------
                                Name:         RALPH DELLA ROCCA
                                         -----------------------------------
                                Title:        AUTHORIZED OFFICER
                                       -------------------------------------



                                KATONAH II, LTD.


                                By:      /s/ RALPH DELLA ROCCA
                                   -----------------------------------------
                                Name:         RALPH DELLA ROCCA
                                         -----------------------------------
                                Title:        AUTHORIZED OFFICER
                                       -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                   KZH CNC LLC


                                   By:      /s/ JOYCE FRASER-BRYANT
                                      --------------------------------
                                   Name:         JOYCE FRASER-BRYANT
                                            --------------------------
                                   Title:        AUTHORIZED AGENT
                                          ----------------------------



                                   KZH STERLING LLC


                                   By:      /s/ JOYCE FRASER-BRYANT
                                      --------------------------------
                                   Name:         JOYCE FRASER-BRYANT
                                            --------------------------
                                   Title:        AUTHORIZED AGENT
                                          ----------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                MAGNETITE ASSET INVESTORS LLC


                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                 GREAT POINT CLO 1999-1 LTD., as Term Lender

                                     By:  Sankaty Advisors, Inc., as Collateral
                                          Manager

                                By:      /s/ DIANE EXTER
                                   --------------------------------
                                Name:         DIANE EXTER
                                         --------------------------
                                Title:        MANAGING DIRECTOR
                                       ----------------------------






                                SANKATY HIGH YIELD PARTNERS II, L.P


                                By:      /s/ DIANE EXTER
                                   --------------------------------
                                Name:         DIANE EXTER
                                         --------------------------
                                Title:        MANAGING DIRECTOR
                                       ----------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                   By:      /s/ ROBERT A. PIERCE
                                      -----------------------------------------
                                   Name:         ROBERT A. PIERCE
                                            -----------------------------------
                                   Title: ITS DULY AUTHORIZED SIGNATORY
                                          -------------------------------------










         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                  LONGLANE MASTER TRUST IV


                                     By:  Fleet National Bank as Trust
                                          Administrator

                                 By:
                                    -----------------------------------------
                                 Name:
                                          -----------------------------------
                                 Title:
                                        -------------------------------------











         ORIUS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

                                   SCHEDULE I

                               DISCLOSED DEFAULTS

1. The failure to comply with SECTIONS 9.2, 9.3 AND 9.4 of the Credit Agreement for the Test Periods ending September 30, 2001 and December 31, 2001.

2. Any Event of Default or Unmatured Event of Default resulting from any breach of the representation and warranty set forth in the last sentence of SECTION 6.5(A) of the Credit Agreement based upon the financial statements of Holdings delivered to the Lenders prior to the Effective Date for the months of July, August, September, October and November 2001, the projections delivered to the Agent on September 21, 2001 and other written information delivered to the Agent and distributed by the Agent to the Lenders prior to the Effective Date.

3. An Unmatured Event of Default or Event of Default under SECTION 10.1(G) of the Credit Agreement or any breach of SECTION 7.4 of the Credit Agreement resulting from the Borrower's failure to make the payment of interest under the Senior Subordinated Notes due on February 1, 2002.

4. The failure, prior to January 15, 2002, to deliver copies of all Form 8-Ks within 10 days after filing with the SEC in accordance with
         SECTION 7.2(F) of the Credit Agreement.

5. The failure, prior to January 15, 2002, to notify Agent prior to opening new Deposit Accounts in accordance with SECTION 8.19 of the Credit Agreement.

6. Any Event of Default or Unmatured Event of Default resulting from the breach of any representation and warranty related to any of the Disclosed Defaults set forth in items 1-5 above.

                                    EXHIBIT A

                             CERTIFICATE OF OFFICER

                  I, the undersigned, Chief Executive Officer of NATG Holdings, LLC, a Delaware limited liability company (the "BORROWER"), and Orius Corp., a Florida corporation ("HOLDINGS"), in accordance with SECTION 6(B) of that certain Sixth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of February 26, 2002 (the "AGREEMENT") among Holdings, the Borrower, Bankers Trust Company, as Agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement), do hereby certify on behalf of the Borrower and Holdings and not in my individual capacity, the following:

                  1. The representations and warranties set forth in SECTION 5 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

                  2. Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default has occurred and is continuing after giving effect to the Agreement; and

                  3. The conditions of SECTION 6 of the Agreement have been fully satisfied.

                  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower and Holdings this Certificate of Officer on this 26th day of February, 2002.

ORIUS CORP.                                  NATG HOLDINGS, LLC


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------                 --------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------                  -------------------------
Title:        PRESIDENT AND CEO              Title:        PRESIDENT AND CEO
       --------------------------                   ------------------------

                                    EXHIBIT B

                           REAFFIRMATION OF GUARANTEE

         Each of the undersigned acknowledges receipt of a copy of the Sixth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement (the "AGREEMENT"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of February 26, 2002, by and among Orius Corp., a Florida corporation, NATG Holdings, LLC, a Delaware limited liability company, Bankers Trust Company, as administrative agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement) as Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Holdings Guaranty or Subsidiary Guaranty, as applicable.

Dated as of February 26, 2002.

ORIUS CORP.


By:      /s/ RONALD L. BLAKE
     --------------------------
Name:         RONALD L. BLAKE
     --------------------------
Title:        PRESIDENT AND CEO
     --------------------------

CATV SUBSCRIBER SERVICES, INC.            CABLEMASTERS CORP.


By:      /s/ RONALD L. BLAKE              By:      /s/ RONALD L. BLAKE
     ----------------------------              -----------------------
Name:         RONALD L. BLAKE             Name:         RONALD L. BLAKE
      ---------------------------               -----------------------
Title:        DIRECTOR                    Title:        DIRECTOR
       --------------------------                ----------------------

CHANNEL COMMUNICATIONS, INC.              EXCEL CABLE CONSTRUCTION, INC.


By:      /s/ RONALD L. BLAKE              By:      /s/ RONALD L. BLAKE
     ----------------------------              -----------------------
Name:         RONALD L. BLAKE             Name:         RONALD L. BLAKE
      ---------------------------               -----------------------
Title:        DIRECTOR                    Title:        DIRECTOR
       --------------------------                ----------------------


DAS-CO OF IDAHO, INC.                     ORIUS INFORMATION TECHNOLOGIES, LLC


By:      /s/ RONALD L. BLAKE              By:      /s/ RONALD L. BLAKE
     ----------------------------              -----------------------
Name:         RONALD L. BLAKE             Name:         RONALD L. BLAKE
      ---------------------------               -----------------------
Title:        DIRECTOR                    Title:        DIRECTOR
       --------------------------                ----------------------

U.S. CABLE, INC.                               NETWORK CABLING SERVICES, INC.


By:      /s/ RONALD L. BLAKE                   By:      /s/ RONALD L. BLAKE
     -------------------------------------          -----------------------
Name:         RONALD L. BLAKE                  Name:         RONALD L. BLAKE
      ------------------------------------           -----------------------
Title:        DIRECTOR                         Title:        DIRECTOR
       -----------------------------------            ----------------------

COPENHAGEN UTILITIES & CONSTRUCTION, INC.      SCHATZ UNDERGROUND CABLE, INC.


By:      /s/ RONALD L. BLAKE                   By:      /s/ RONALD L. BLAKE
     -------------------------------------          -----------------------
Name:         RONALD L. BLAKE                  Name:         RONALD L. BLAKE
      ------------------------------------           -----------------------
Title:        DIRECTOR                         Title:        DIRECTOR
       -----------------------------------            ----------------------


 TEXEL CORPORATION                             FENIX TELECOMMUNICATIONS
                                               SERVICES, INC.


By:      /s/ RONALD L. BLAKE                   By:      /s/ RONALD L. BLAKE
     -------------------------------------          -----------------------
Name:         RONALD L. BLAKE                  Name:         RONALD L. BLAKE
      ------------------------------------           -----------------------
Title:        DIRECTOR                         Title:        DIRECTOR
       -----------------------------------            ----------------------

FENIX TELECOM SERVICES LIMITED PARTNERSHIP      FENIX HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                   By:      /s/ RONALD L. BLAKE
     -------------------------------------          -----------------------
Name:         RONALD L. BLAKE                  Name:         RONALD L. BLAKE
      ------------------------------------           -----------------------
Title:        DIRECTOR                          Title:       DIRECTOR
       -----------------------------------            ----------------------

IRWIN TELECOM SERVICES, L.P.                    IRWIN TELECOM HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                   By:      /s/ RONALD L. BLAKE
     -------------------------------------          -----------------------
Name:         RONALD L. BLAKE                  Name:         RONALD L. BLAKE
      ------------------------------------           -----------------------
Title:        DIRECTOR                         Title:        DIRECTOR
       -----------------------------------            ----------------------

 IRWIN TELECOM SERVICES, INC.                   MIDWEST SPLICING &
                                                ACTIVATION, INC.


By:      /s/ RONALD L. BLAKE                   By:      /s/ RONALD L. BLAKE
     -------------------------------------          -----------------------
Name:         RONALD L. BLAKE                  Name:         RONALD L. BLAKE
      ------------------------------------           -----------------------
 Title:       DIRECTOR                          Title:       DIRECTOR
       -----------------------------------            ----------------------

 HATTECH, INC.                               ORIUS CAPITAL CORP.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       --------------------------------             ----------------------

LISN COMPANY                                 LISN, INC.


By:                                          By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:                                        Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:                                       Title:        DIRECTOR
       --------------------------------             ----------------------

ARION SUB, INC.                              NETWORK CABLING HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       --------------------------------             ---------------

NETWORK COMPREHENSIVE TELECOM, L.P.          QMW COMMUNICATIONS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       --------------------------------             ----------------------

ORIUS TELECOM SERVICES, INC.                 ORIUS HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       --------------------------------             ----------------------

ORIUS CENTRAL OFFICE SERVICES, INC.          ORIUS TELECOMMUNICATION
                                             SERVICES, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       --------------------------------             ----------------------

ORIUS INTEGRATED PREMISE SERVICES, INC.      ORIUS TELECOM PRODUCTS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ----------------------------------           -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ---------------------------------            -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       --------------------------------             ----------------------

ORIUS TELECOMMUNICATION SERVICES          ORIUS TELECOMMUNICATION HOLDINGS
(WI), LP                                  (WI), INC.

By:      /s/ RONALD L. BLAKE              By:      /s/ RONALD L. BLAKE
     ----------------------------              -----------------------
Name:         RONALD L. BLAKE             Name:         RONALD L. BLAKE
      ---------------------------               -----------------------
Title:        DIRECTOR                    Title:        DIRECTOR
       --------------------------                ----------------------

                                          ORIUS TELECOMMUNICATION SERVICES
                                          (WI), INC.


                                          By:      /s/ RONALD L. BLAKE
                                                 ----------------------
                                          Name:         RONALD L. BLAKE
                                                 ----------------------
                                          Title:        DIRECTOR
                                                 ----------------------